OPERATING AGREEMENT
                                       OF
                         PHILBUILT DEVELOPMENT, L.L.C.

This Operating Agreement by, between and among the Members confirms our understanding as to the matters contained herein. The parties hereto agree as follows:

                                    ARTICLE I
                                   Definitions
                                   -----------

        SECTION 1.1. As used herein, the following terms and phrases shall have the meanings indicated:

        A. "Act" shall mean the Limited Liability Company Act of the State of organization, as amended

        B. "Capital Account" shall mean, with respect to each Member, the account established for each Member pursuant to Section 6.5, which will initially equal the Capital Contributions of such Member and will be (a) increased by the amount of Net Profits allocated to such Member and (b) reduced by the amount of Net Losses allocated to such Member and the amount of Cash Flow distributed to such Member. Members' Capital Accounts shall be determined and maintained in accordance with the rules of paragraph (b)(2)(iv) of Regulation
Section 1.704-1 of the Code.

        C. "Capital Contributions" shall mean the fair market value of the amounts contributed by the Members pursuant to Section 6.1.

        D. "Cash Flow" shall have the meaning provided in Section 7.1.

        E. "Code" shall mean the Internal Revenue Code of 1986, as amended, or corresponding provisions of subsequent revenue laws.

        F. "Operating Managers" shall mean the Member or Members selected by the Members at a meeting of Members duly called and held for such purpose to serve as Operating Manager or Operating Managers of the Company.

        G. "Members" shall mean the persons designated as such in Schedule A of this Agreement, any successors) to their interests as such in the Company; and any other person who pursuant to this Agreement shall become a Member, and any reference to a "Member" shall be to any one of the then Members.

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

        H. "Net Profits" and "Net Losses" shall mean the net profit or net loss, respectively, of the Company determined in accordance with Section 8.1.

        I. The words "membership interest" shall mean a Member's interest in the Company which shall be in the proportion that the Member's share of the profits and losses of the Company bears to the aggregate shares of all the Members determined in accordance with the Act which states that profits and losses shall be allocated on the basis of the value of the contributions of each Member as stated in the Operating Agreement. A Membership Interest may be evidenced by a certificate issued by the Company. A Membership Interest may be expressed on a certificate as "Units" where a Member's Units bears the same relationship to the aggregate Units of all Members that the Member's Membership Interest bears to the aggregate Membership Interests of all Members. A Member's Interest may be a certificated security or an uncertificated security within the meaning of section 8-102 of the Uniform Commercial Code if the requirements of section 8-103(c) are met, and if the requirements are not met such interest shall, for purposes of the Uniform Commercial Code, be deemed to be a general intangible asset.

        J. "Company" shall mean this Limited Liability Company.

        K. "Person" shall mean any natural person, corporation, partnership, joint venture, association, limited liability company or other business or legal entity.

                                   ARTICLE II
                           Organization of the Company
                           ---------------------------

        SECTION 2.1. The purpose of the Company is to conduct any lawful business for which limited liability companies may be organized and to do all things necessary or useful in connection with the foregoing.

        SECTION 2.2. The Members shall be Members in the Company and shall continue to do business under the name of the Company until the Operating Managers shall change the name or the Company shall terminate.

        SECTION 2.3. The principal address of the Company shall be such place or places as the Operating Managers may determine. The Operating Managers will give notice to the Members promptly after any change in the location of the principal office of the Company.

        SECTION 2.4. The Company shall terminate on the date provided in the Articles of Organization, except that the Company may terminate prior to such date as provided in this Agreement.

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

                                   ARTICLE III
                                Status of Members
                                -----------------

        SECTION 3.1. No Member will be bound by, or be personally liable for the expenses, liabilities or obligations of the Company unless such Member subsequently specifically agrees in writing to be personally liable for the expenses, liabilities or obligations of the Company. Notwithstanding the foregoing, all Members will personally guaranty the obligations of the Company to institutional lenders and or private lenders as requested and agreed to by all Members.

        SECTION 3.2. No Member will be entitled to withdraw any part of his Capital Account or to receive any distributions from the Company except as expressly provided in this Agreement.

                                   ARTICLE IV
                             Meeting of the Members
                             ----------------------

        SECTION 4.1. An annual meeting of Members shall be held within five (5) months after the close of the fiscal year of the Company on such date and at the time and place (either within or without the State of its organization) as shall be fixed by the Members. At the annual meeting, the Members shall elect the Operating Managers and transact such other business as may properly be brought before the meeting.

        SECTION 4.2. A special meeting of Members may be called at any time by the Operating Managers and shall be called by the Operating Managers at the request in writing of that Membership interest specified in Schedule A of the Members entitled to vote at such meeting. Any such request shall state the purpose or purposes of the proposed meeting. Business transacted at any special meeting of Members shall be confined to the purposes set forth in the notice thereof.

        SECTION 4.3. Written notice of the time, place and purpose of every meeting of Members (and, if other than an annual meeting, the person or persons at whose discretion the meeting is being called), shall be given by the Operating Managers to each Member of record entitled to vote at such meeting, not less than ten nor more than sixty days prior to the date set for the meeting. Notice shall be given either personally or by mailing said notice by first class mail to each Member at his address appearing on the record book of the Company or at such other address supplied by him in writing to the Operating Managers of the Company for the purpose of receiving notice.

        A written waiver of notice setting forth the purposes of the meeting for which notice is waived, signed by the person or persons entitled to such notice, whether before or after the time of the meeting stated therein, shall be deemed equivalent to the giving of such notice. The attendance by a Member at a meeting either in person or by proxy without protesting the lack of notice thereof shall constitute a waiver of notice of such Member.

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

        All notices given with respect to an original meeting shall extend to any and all adjournments thereof and such business as might have been transacted at the original meeting may be transacted at any adjournment thereof; no notice of any adjourned meeting need be given if an announcement of the time, and place of the adjourned meeting is made at the original meeting.

        SECTION 4.4. The holders of a majority in interest of the Members present in person or represented by proxy, shall be requisite and shall constitute a quorum at all meetings of members except as otherwise provided by statute or the Articles of Organization. If however a quorum shall not be present or represented at any meeting of Members, the Members entitled to vote thereat, present in person or represented by proxy, shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally notified. When a quorum is once present to organize a meeting, such quorum is not deemed broken by the subsequent withdrawal of any Members.

        SECTION 4.5. Every Member entitled to vote at any meeting shall be entitled to vote in accordance with his membership interest in the Company held by him of record on the date fixed as the record date for said meeting and may so vote in person or by proxy. Any Company action shall be authorized by a majority in interest of the votes cast by the Members entitled to vote thereon except as may otherwise be provided by statute, the Articles of Organization or this Operating Agreement.

        SECTION 4.6. Every proxy must be signed by the Member entitled to vote or by his duly authorized attorney-in-fact and shall be valid only if filed with the Operating Managers of the Company prior to the commencement of voting on the matter in regard to which said proxy is to be voted. No proxy shall be valid after the expiration of eleven months from the date of its execution unless otherwise expressly provided in the proxy. Every proxy shall be revocable at the pleasure of the person executing it except as otherwise provided by statute. Unless the proxy by its terms provides for a specific revocation date and except as otherwise provided by statute, revocation of a proxy shall not be effective unless and until such revocation is executed in writing by the Member who executed such proxy and the revocation is filed with the Operating Managers of the Company prior to the voting of the proxy.

        SECTION 4.7. All meetings of Members shall be presided over by the Operating Managers, or if not present, by a Member thereby chosen by the Members at the meeting. The Operating Managers or the person presiding at the meeting shall appoint any person present to act as secretary of the meeting.

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

        SECTION 4.8. For the purpose of determining the Members entitled to notice of, or to vote at any meeting of Members or any adjournment thereof or to express consent or dissent from any proposal without a meeting, or for the purpose of determining the Members entitled to receive payment of any distribution of Cash Flow or the allotment of any rights, or for the purpose of any other action, the Members may fix, in advance, a date as the record date for any such determination of Members. Such date shall not be more than fifty nor less than ten days before the date of any meeting nor more than fifty days prior to any action taken without a meeting, the payment of any distribution of Cash Flow or the allotment of any rights, or any other action. When a determination of Members of record entitled to notice of, or to vote at any meeting of Members has been made as provided in this Section, such determination shall apply to any adjournment thereof, unless the Members fix a new record date under this Section for the adjourned date.

        SECTION 4.9. The Company shall be entitled to treat the holder of record of any membership interest as the holder in fact thereof and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such membership interest on the part of any other person whether or not it shall have express or other notice thereof, except as otherwise provided by the Act.

                                    ARTICLE V
                                   Management
                                   ----------

        SECTION 5.1. Management of the Company shall be vested in the Operating Managers of the Company. All Operating Managers must be Members of the Company.

Initially, the Company shall have one (1) Operating Manager who shall be Capitol Development, Inc., a Nevada corporation. Except for the Operating Manager, no Member will take part in or interfere in any manner with the conduct or control of the business of the Company or have any right or authority to act for or bind the Company, except as provided in this Agreement.

        SECTION 5.2. The Operating Manager, in compensation for its duties and responsibilities, shall receive a Management Fee equivalent to four percent (4%) per annum interest on any remaining balance of the construction loan from Transcapital Bank. Such Management fees shall be paid monthly on the first day of the month and shall be based on the balance of Transcapital Bank loan, as of the 30th day of previous month (i.e. payment due January 1st based on a December 30th loan balance). Management fees shall commence 30 days after the close of the Transcapital Bank loan and continue until the loan is paid in full, at which time such fees shall terminate.

        SECTION 5.3. The Operating Manager shall hold office for the term of 24 months or until a successor has been elected and qualified. A vacancy in the office of Operating Manager arising from any cause may be filled for the unexpired portion of the term by another Member duly elected as an Operating Manager.

        SECTION 5.4. Any Operating Manager may resign at any time by giving written notice to the Members. Any such resignation shall take effect at the time specified therein or, if the time is not specified therein, upon the receipt thereof. Irrespective of whether any such resignations shall have been accepted.

        SECTION 5.5. The Company shall be managed by the Operating Manager(s) and the conduct of the Company's business shall be controlled and conducted solely and exclusively by the Operating Manager(s) in accordance with this Agreement. In addition to and not in limitation of any rights and powers conferred by law or other provisions of this Agreement, the Operating Manager(s) shall have and may exercise on behalf of the Company all powers and rights necessary, proper, convenient or advisable to effectuate and carry out the purposes, business and objectives of the Company, and to maximize Company profits.

        Specifically, and notwithstanding anything stated to the contrary herein, the Operating Manager, Capitol Development, Inc., shall make all business decisions made in the ordinary course of business. Notwithstanding, the Members shall have a right to vote, by a majority of the Members entitled to vote, if the proposed loan schedule materially varies from the Loan Amortization and Draw Schedule, attached hereto as Exhibit AA,@ and made a part hereof.

        By their signatures below, the Members and Operating Manager confirm that they have agreed to the purchase of real property located at 2740 NE 48th Street, Lighthouse Point, County of Broward, State of Florida, on substantially the same terms and conditions incorporated in the letter to Philip H. St. Louis, Capitol Development, Inc., and the Company, from Helaine Raucher, trustee for the David L. Raucher Revocable Trust, dated November ____, 2003.

        SECTION 5.6. Any person made or threatened to be made a party to an action or proceeding, whether civil or criminal, by reason of the fact that he, his testator or interstate, then, is, or was a manager. Member, employee or agent of the Company, or then serves or has served on behalf of the company in any capacity at the request of the Company, shall be indemnified by the Company against reasonable expenses, judgments, fines and amounts actually and necessarily incurred in connection with the defense of such action or proceeding or in connection with an appeal therein, to the fullest extent permissible by the Act. Such right of indemnification shall not be deemed exclusive of any other rights to which such person may be entitled.

                                   ARTICLE VI
                                     Capital
                                     -------

        SECTION 6.1. The Members have contributed to the Company in exchange for their membership interests their interests the cash and other property as set forth on Schedule AA,@ annexed hereto.

        SECTION 6.2. The fair market value and the adjusted basis of the contributing Member of any property other than cash contributed to the Company by a Member shall be set forth on Schedule A, annexed hereto.

        SECTION 6.3. Except as expressly provided in this Agreement, no Member shall be required to make any additional contributions to the capital of the Company.

        SECTION 6.4. No interest shall be paid on the Capital Account of any Member.

        SECTION 6.5. A Capital Account shall be established for each Member on the books and records of the Company in accordance with section 1 . I.B. If any assets of the Company are distributed to the Members in kind, the Capital Accounts of the Members shall be adjusted to reflect the difference between the fair market value of such assets on the date of distribution and the basis of the Company in such assets.

                                   ARTICLE VII
                              Distribution of Cash
                              --------------------

        SECTION 7.1 The Company shall distribute to the Members from time to time all cash (regardless of the source thereof) of the Company which is not required for the operation or the reasonable working capital requirements of the Company, (such cash is sometimes referred to herein as A Cash Flow"). For purposes of this Agreement all Cash Flow allocated to the Members shall be allocated among them in the ratio in which the total Capital Contributed by each Member pursuant to Section 6.1 on the last day of each calendar month during the year bears to the total Capital Contributed by all Members pursuant to
Section 6.1 on such date without regard to the number of days during such month in which such a person was a Member.

        SECTION 7.2. Distributions of Cash Flow shall be made from time to time in such manner as determined by the Operating Manager(s). Notwithstanding any provision in this Agreement to the contrary, no Member shall be entitled to any distribution until and unless all outstanding loans, plus any accrued interest, owed by the Company has been paid in full.

        SECTION 7.3. Priority Payments. Members shall be entitled to distributions only after the following priority payments have been paid in full:
(i) first payment to any and all outstanding loans, plus any accrued interest,
(ii) second payment to The David L. Raucher Revocable Trust in the amount of $150,000.00, on the terms and conditions provided in Article 9, Section 9.5 of this Agreement, and (iii) third payment to Capitol Development, Inc., in the amount of $150,000.00 on the terms and conditions provided in Article 9, Section
9.5 of this Agreement.

                                  ARTICLE VIII
                                Profit and Losses
                                -----------------

        SECTION 8.1. The Net Profits and Net Losses of the Company shall be the net profits and net losses of the Company as determined for Federal income tax purposes.

        SECTION 8.2. The Net Profits and Net Losses of the Company and each item of income, gain, loss, deduction or credit entering into the computation thereof, shall be allocated to the Members in the same proportions that they share in distributions of Cash Flow pursuant to Section 7.1, or if there is no Cash Flow, that they would have shared if there had been Cash Flow.

        SECTION 8.3. References herein to "Reg. Sec.", are to the regulations promulgated by the United States Treasury to the Code. The terms "minimum gain", "minimum gain chargeback", "qualified income offset" and "nonrecourse deduction" are to be interpreted consistent with the definitions of such terms in Reg. Sec. 1-704-2. "Nonrecourse liability" means any liability with respect to which no Member bears the risk of loss under Code Section 752. The following special allocations shall be made in the following orders

        A. Except as otherwise set forth in Reg. Sec. 1.704-2(f), if there is a net decrease in minimum gain, during the fiscal year of the Company, each Member, shall be specially allocated items of gross income and gain for such fiscal year (and, if necessary, subsequent fiscal years) in an mount equal to that Member's share of the net decrease of minimum gain determined in accordance with Reg. Sec. 1.7042(g). Allocations in accordance with this Section shall be made first from the disposition of Company assets subject to nonrecourse liabilities, to the extent of the minimum gain attributable to those assets, and thereafter, from a pro-rata portion of the Company's other items of income and gain for the taxable year. This Section is intended to comply with the minimum gain chargeback requirement of Reg. Sec. 1.7042(f).

        B. Except as otherwise set forth in Reg. Sec. 1.704-2(1)(4), if there is a net decrease in a Member's nonrecourse liability minimum gain attributable to Members' nonrecourse liabilities during any fiscal year, each Member who has a share of the Member nonrecourse liability minimum gain attributable to Member nonrecourse liability shall be specially allocated items of gross income and gain for such fiscal year (and, if necessary, subsequent fiscal years) in an amount equal to that Member's share of the net decrease in Members' nonrecourse debt minimum gain attributable to such Member nonrecourse debt.

Allocations pursuant to this Section shall be made first from gain recognized from the disposition of Company assets subject to Member nonrecourse liabilities to the extent of Member minimum gain attributable to those assets, and thereafter, from a pro-rata portion of the Company's other items of income and gain for the fiscal year. This section is intended to comply with the minimum gain chargeback requirements of Reg. Sec. 1.704-2(1).

        C. A Member who unexpectedly receives an adjustment, allocation or distribution described in (4), (S) or (6) of Reg. Sec. 1.704-1(b)(2)(ii)(d) will be allocated items of income and gain in an amount and manner sufficient to eliminate such deficit balance as quickly as possible. An allocation shall be made pursuant to this Section and if and to the extent a Member would have a deficit in his adjusted Capital Account after all other allocations provided for in this Section 8.3 were made as if this paragraph were not in the agreement.

        D. Nonrecourse deductions shall be allocated among the Members in the same proportion in which they share the Cash Flow of the Company.
Any nonrecourse deduction shall be allocated to any Member who bears the economic risk of loss with respect to the Member nonrecourse liability to which such deduction is attributable.

        SECTION 8.4. Any Company gain or loss realized with respect to property, other than money, contributed to the Company by a Member shall be shared among the Members pursuant to Code section 704(c) and regulations to be promulgated thereunder so as to take account of the difference between the Company basis and the fair market value of the property at the time of the contribution ("built-in gain or loss"). Such built-in gain or loss shall be allocated to the contributing Member upon the disposition of the property.

                                   ARTICLE IX
                      Admission and Withdrawal of a Member
                      ------------------------------------

        SECTION 9.1. A Member may transfer his interest in the Company to another person or entity only with the prior unanimous consent of the other Members either in writing or at a meeting called for such purpose. If all of the other Members do not approve of the transfer, the transferee shall have no right to participate in the management of the business and affairs of the Company or to become a Member. The transferring Member must give thirty (30) days written notice to all other Members of any proposed transfer.

        Except as provided in Section 9.5 of this Agreement, if a Member decides to sell his interest in the Company to another Member, or if a Member shall be deemed to be in "retirement" as that term is defined hereinafter, in which case the retired Member shall sell his interest to the other Member(s), the selling Member's interest shall be valued at (and sold for) his initial specific capital contribution plus the total of accrued principal payments under loan(s) utilized by the Company to acquire real property multiplied by the selling member's percentage Membership Interest as set forth in Schedule A, annexed hereto. It is agreed that payment to the selling member for his interest shall be made in thirty-six equal payments of principal plus interest equal to the prime rate of interest quoted by Wall Street Journal at the time of the sale.

        SECTION 9.2. The Members agree to sign such additional documents as may be required in order to admit additional Members to the Company, pursuant to section 9.1 as well as, among other things, to provide for the division of profits, losses and Cash Flow among the Members.

        SECTION 9.3. All costs and expenses incurred by the Company in connection with the assignment of a Member's interest, including any filing fees and publishing costs and the fees and disbursements of counsel, shall be paid by the assigning Member.

        SECTION 9.4. Each person who becomes a Member in the Company, by becoming a Member, shall and does hereby ratify and agree to be bound by the terms and conditions of this Agreement.

        SECTION 9.5. Pre-Approved Transfers. Notwithstanding any provision to the contrary in this Operating Agreement, all Members authorize, pre-approve and agree to the following transfers without a vote of the Members:

        (i) The David L. Raucher Revocable Trust ("Trust") may transfer its 25% membership interest to Philip St. Louis; provided that Philbuilt Development LLC, pays the Trust a lump sum payment of $150,000.00 for such membership interest on the priority terms provided in Article 7, Section 7.3 of this Agreement; and
        (ii) Capitol Development, Inc., may transfer its 50% membership interest to Philip St. Louis; provided that Philbuilt Development, LLC, pays Capitol Development, Inc., a lump sum payment of $150,000.00 for such membership interest on the priority terms provided in Article 7, Section 7.3 of this Agreement.

        The Members agree to sign such documents as may be required to transfer the pre-approved transfers of membership interest.

                                    ARTICLE X
                      Termination or Dissolution of Company
                      -------------------------------------

        SECTION 10.1. The Company shall be terminated prior to the date of expiration of the term as provided in Section 2.4 if (a) a majority in interest of the Members consent that the Company should be terminated and dissolved, or
(b) the Company is dissolved pursuant to this Agreement.

        SECTION 10.2. If the Company is dissolved, the owners of a majority in interest of the remaining Members may elect to reconstitute and continue the Company as a successor Company upon the same conditions as are set forth in this Agreement. Any such election to continue the Company will not result in the creation of a new Company among the remaining Members, nor will such election require the amendment of this Agreement or the execution of an amended Agreement.

        SECTION 10.3. Upon the termination and dissolution of the Company, the then Operating Manager, or Operating Managers, if any, or, if there is no Operating Manager, any person elected to perform such liquidation by the written consent of the owners of a majority in interest of the Members, shall proceed to the liquidation of the Company. The proceeds of such liquidation shall be applied and distributed as follows:

        A. If any assets of the Company are to be distributed in kind, such assets shall be distributed on the basis of the fair market value thereof, and any Member entitled to any interest in such assets shall receive such interest therein as a tenant-in-common with all other Members so entitled. The fair market value of such assets shall be determined by an independent appraiser to be selected by the Company's independent public accountants. The amount by which the fair market value of any Property to be distributed in kind to the Members exceeds or is less than the basis of such Property, shall, to the extent not otherwise recognized by the Company, be taken into account in computing Net Profits or Net Losses (and shall be allocated among the Members in accordance with Section 8.2) for purposes of crediting or charging the Capital Accounts of, and liquidating distributions to, the Members under Section 10.3.

        B. All distributions upon liquidation of the Company shall be distributed as follows: to each of the Members, in proportion to the amounts of their respective positive Capital Accounts, as such accounts have been adjusted
(i) in accordance with Section 6.5 to reflect the Net Profit or Net Loss realized or incurred upon the sale of the Company's property or assets and any deemed sale pursuant to Section 10.3.A; (ii) in accordance with Section 8.2 to reflect all Net Profits or Net Losses with respect to the year of liquidation. No Member shall be liable to repay the negative amount of his Capital Account.

        SECTION 10.4. Each of the Members shall be furnished with a statement, reviewed by the Company's independent public accountants, which shall set forth the assets and liabilities of the Company as of the date of the Company's liquidation. Upon completion of the liquidation, the Operating Managers shall execute and cause to be filed a Certificate of Dissolution of the Company and any and all other documents necessary with respect to termination of the Company.

                                   ARTICLE XI
                               Books and Reports
                               -----------------

        SECTION 11.1. The Operating Managers shall cause the Company to maintain the following records:

        A. Complete and accurate books of account, in which shall be entered, fully and accurately, each and every transaction of the Company, shall be kept by the Operating Managers at the principal office of the Company. The fiscal year of the Company shall be the calendar year. The books of account of the Company shall be kept in accordance with sound accounting practices and principles applied in a consistent manner by the Company; provided, however, that all methods of accounting and treating particular transactions shall be in accordance with the methods of accounting employed for Federal income tax purposes. All determinations by the Operating Managers with respect to the treatment of any item or its allocation for Federal, state or local tax purposes shall be binding upon all the Members unless the determination is inconsistent with any express provision of this Agreement.

        B. A current list of the full name and last known mailing address of each Member set forth in alphabetical order together with the contribution and share in profits and losses of each Member; a copy of the Articles of Organization of the Limited Liability Company and any amendments thereto; a copy of the Limited Liability Company Operating Agreement and any amendments thereto; a copy of the Limited Liability Company's federal, state and local income tax returns for the three most recent fiscal years.

        C. Any Member shall have the right from time to time at his expense to have his accountants and representatives examine and/or audit the books and records of the Company and the information referred to in this Section, and the Operating Managers will make such books and records and information available for such examinations and/or audits.

        SECTION 11.2. No value shall be placed for any purpose upon the Company name or the right to its use, or upon the goodwill of the Company or its business. Upon termination or dissolution of the Company (without reconstitution thereof) as provided in this Agreement, neither the Company name or the right to its use, nor the goodwill of the Company, shall be considered as an asset of the Company.

        SECTION 11.3. The Operating Managers will cause to be sent to the Members within a reasonable period after the close of each year the following:
(a) annual statements of the Company's gross receipts and operating expenses, and the capital accounts of each Member, prepared by the Company's independent public accountants, to be transmitted to each Member; and (b) a report to be transmitted to each Member indicating the Member's share of the Company's profit or loss for that year and the Member's allocable share of all items of income, gain, loss, deduction, and credit, for Federal income tax purposes.

                                   ARTICLE XII
                                  Tax Election
                                  ------------

        SECTION 12.1. In the event of a transfer of a Member's interest, or upon the death of a Member, or in the event of the distribution of Company property to any party hereto, the Company may (but need not necessarily) file an election, in accordance with Section 754 of the Code to cause the basis of the Company Property to be adjusted for Federal income tax purposes, as provided by Sections 734 and 743 of the Code.

                                  ARTICLE XIII
                                  Miscellaneous
                                  -------------

        SECTION 13.1. Any notice or other communication under this Agreement shall be in writing and shall be considered given when mailed by registered or certified mail, return receipt requested, to the parties at the following addresses (or at such other address as a party shall have previously specified by notice to the others as the address to which notice shall be given to him):

                A. If to the Company, to it in care of the Operating Managers at the address of the Company.

                B. If to the Operating Managers, to them at the address of the Company.

                C. If to any Member, to him at his address set forth on the books and records of the Company.

        SECTION 13.2. This Agreement contains a complete statement of all of the arrangements among the parties with respect to the Company and cannot be changed or terminated orally or in any manner other than by a written agreement executed by all of the Members. There are no representations, agreements, arrangements or understandings, oral or written, between or among the parties relating to the subject matter of this Agreement which are not fully expressed in this Agreement.

        SECTION 13.3. This Agreement shall be construed without regard to any presumption or other rule requiring construction against the party causing this Agreement to be drafted.

        SECTION 13.4. This Agreement is intended to be performed in accordance with, and only to the extent permitted by, all applicable laws, ordinances, rules and regulations of the jurisdiction in which the Company does business. If any provision of this Agreement, or the application thereof to any person or circumstance, shall for any reason and to any extent, be invalid or unenforceable, the remainder of this Agreement and the application of that provision to other persons or circumstances shall not be affected, but rather shall be enforced to the extent permitted by law.

        SECTION 13.5. Anything hereinbefore in this Agreement to the contrary notwithstanding, all references to the Property of the Company are deemed to include the profits, losses and Cash Flow of the Property.

        SECTION 13.6. Irrespective of the place of execution or performance, this Agreement shall be governed by and construed in accordance with the laws of the State of organization of the Company applicable to agreements made and to be performed in the State of organization of the Company.

        SECTION 13.7. The captions, headings and table of contents in this Agreement are solely for convenience of reference and shall not affect its interpretation.

        SECTION 13.8. This Agreement may be executed in any number of counterparts, each of which shall be an original but all of which shall be deemed to constitute a single document.

        SECTION 13.9. Whenever the context so requires, the male gender when used herein shall be deemed to include the female gender, the female gender shall be deemed to include the male gender, the singular shall be deemed to include the plural and the plural shall be deemed to include the singular.

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the dates set forth after signatures below.

            [SCHEDULE AA@ AND COUNTERPART SIGNATURE PAGES ATTACHED]

                                   SCHEDULE A

List name of Member, Membership Interest, address, social security number and amount of capital contribution:

                                Membership               Capital
Name and Address                 Interest       SS#      Contribution
--------------------------      ----------      ---      ------------
Capitol Development Inc.           50%
7100 Camino Real Blvd.
Suite 402
Boca Raton, FL 33433

Phil St. Louis                     25%
4701 N. Federal Highway
Suite 330, A-12
Lighthouse Point, FL 33064

The David L. Raucher               25%
Revocable Trust
2930 NE 48th Street
Lighthouse Point, FL 33064

                       COUNTERPART SIGNATURE PAGES FOR THE
                OPERATING AGREEMENT OF PHILBUILT DEVELOPMENT, LLC
                            AND SCHEDULE AA@ THERETO

                The signature below evidences the undersigned's agreement and consent to be bound by all terms, covenants, and conditions as set forth in the Philbuilt Development, LLC Operating Agreement and Schedule AA@ thereof, to which this counterpart signature page is attached.

                MEMBER:

                                             CAPITOL DEVELOPMENT, INC.

                                             /s/ ASHLEY B. BLOOM
                                             -------------------------
                                             By:  Ashley B. Bloom
                                             Its: VP

STATE OF FLORIDA       )
                       )
COUNTY OF PALM BEACH   )

        The foregoing was acknowledged before me this 5 day of January, 2004, by [ILLEGIBLE], as V. President and on behalf of Capitol Development, Inc., a Nevada corporation, G who is personally known to me or G who produced [ILLEGIBLE] as identification.

                                             Notary Public


                                             My commission expires:

                                             /s/ [ILLEGIBLE]
                                             ----------------------

                                                            [SEAL]

                       COUNTERPART SIGNATURE PAGES FOR THE
               OPERATING AGREEMENT OF PHILBUILT DEVELOPMENT, LLC.
                            AND SCHEDULE AA@ THERETO

        The signature below evidences the undersigned's agreement and consent to be bound by all terms, covenants, and conditions as set forth in the Philbuilt Development, LLC Operating Agreement and Schedule AA@ thereof, to which this counterpart signature page is attached.

                                             MEMBER
                                             PHIL ST. LOUIS


                                             /s/ PHIL ST. LOUIS
                                             --------------------------

STATE OF FLORIDA       )
                       )
COUNTY OF BROWARD      )

        The foregoing was acknowledged before me this 18 day of November, 2003, by PHIL ST. LOUIS, an individual residing in the state of Florida G who is personally known to me or G who produced __ as identification.

                                             Notary Public
                                             My commission expires:

[SEAL]                                       /s/ HELAINE S. RAUCHER
                                            ------------------------------------
                                                    1/30/2007

                       COUNTERPART SIGNATURE PAGES FOR THE
               OPERATING AGREEMENT OF PHILBUILT DEVELOPMENT, LLC.
                            AND SCHEDULE AA@ THERETO

        The signature below evidences the undersigned's agreement and consent to be bound by all terms, covenants, and conditions as set forth in the Philbuilt Development, LLC Operating Agreement and Schedule AA@ thereof, to which this counterpart signature page is attached.

                                             MEMBER
                                             PHIL ST. LOUIS


                                             /s/ PHIL ST. LOUIS
                                             --------------------------

STATE OF FLORIDA       )
                       )
COUNTY OF PALM BEACH   )

        The foregoing was acknowledged before me this 5 day of January, 2004, by PHIL ST. LOUIS, an individual residing in the State of Florida G who is personally known to me or G who produced [ILLEGIBLE] as identification.

                                             Notary Public
                                             My commission expires:


                                             /s/ [ILLEGIBLE]

                                                            [SEAL]

                       COUNTERPART SIGNATURE PAGES FOR THE
               OPERATING AGREEMENT OF PHILBUILT DEVELOPMENT, LLC.
                            AND SCHEDULE AA@ THERETO

        The signature below evidences the undersigned's agreement and consent to be bound by all terms, covenants, and conditions as set forth in the Philbuilt Development LLC Operating Agreement and Schedule AA@ thereof, to which this counterpart signature page is attached.

                                             MEMBER
                                             THE DAVID L. RAUCHER
                                             REVOCABLE TRUST


                                             /s/ HELAINE S. RAUCHER, TRUSTEE
                                             -------------------------------
                                             By: Helaine Raucher, Trustee

STATE OF FLORIDA       )
                       )
COUNTY OF BROWARD      )

         The foregoing was acknowledged before me this 18 day of November, 2003, by HELAINE RAUCHER, TRUSTEE for The David L. Raucher Revocable Trust, an individual residing in the State of Florida and has acknowledged that she is the authorized trustee for The David L. Raucher Revocable Trust G who is personally known to me or G who produced Driver License as identification.

                                             Notary Public
                                             My commission expires:


[SEAL]                                       /s/ VIRGINIA MARY MOORE
                                             ----------------------------------
                                                    7/6/2007

                                       18